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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                  MARCH 6, 2006

                                  EZCORP, INC.

             (Exact name of registrant as specified in its charter)

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
             DELAWARE                                0-19424                            74-2540145
  (State or other jurisdiction of           (Commission File Number)                 (I.R.S. Employer
          incorporation)                                                           Identification No.)


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
                1901 CAPITAL PARKWAY
                   AUSTIN, TEXAS                            78746
      (Address of principal executive offices)           (Zip Code)


               Registrant's telephone number, including area code:

                                 (512) 314-3400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS

In Texas, EZCORP, Inc., through its operating subsidiaries (collectively, "the Company"), offers credit services to help customers obtain short-term unsecured loans from unaffiliated lenders. The Company's credit service business model requires that an independent lender make the loans. The Company currently brokers loans for Westlake Financial Services, Inc. and Integrity Texas Funding, L.P. On March 6, 2006, the Company received notice that Westlake will cease making new loans and cancel its interim credit services agreement with the Company effective June 15, 2006.

The Company is in discussions with other lenders, including Integrity, that have expressed interest in making loans to EZCORP's credit services customers. The Company is confident it will enter into an agreement with another lender or other lenders in the near future to replace the services provided by Westlake.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EZCORP, INC.
                                  (Registrant)


Date: March 10, 2006                        By: /s/ Daniel N. Tonissen
                                           -------------------------------
                                            Daniel N. Tonissen
                                            Senior Vice President, Chief
                                            Financial Officer, and Director